Exhibit 3.1

                          Articles of Incorporation
                             (PURSUANT TO NRS 78)
                               STATE OF NEVADA
     FILED
 IN THE OFFICE
    OF THE
 SECRETARY OF
 STATE OF THE
STATE OF NEVADA

  FEB 20 1996
No. 3497-96
   ----------
  Dean Heller
  DEAN HELLER                  STATE OF NEVADA
 SECRETARY OF
    STATE
(For filing office use)      Secretary of State      (For filing office use)
----------------------------------------------------------------------------

1. NAME OF CORPORATION:        Eagle Golf Corp.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in
                    Nevada where process may be served)

   Name of Resident agent: Martin G. Bothmann
                           -------------------------------------------------

   Street Address:      5217 Cory Place,        Las Vegas, NV      89117
                   ---------------------------------------------------------
                   Street No.  Street Name         City             Zip

3. SHARES: (number of shares the corporation is authorized to issue)

  Number of shares                             Number of shares
  with par value: 25,000,000  Par value: .001  without par value:
                  ----------             ----                     ----------

4. GOVERNING BOARD: shall be styled as (check one): XX Directors    Trustees
                                                    --           --

  The FIRST BOARD OF DIRECTORS shall consist of           Members
  and the names and addresses are as follows:   ---------

  Hans U. Bothmann                 7601 W. Laredo,    Las Vegas, NV 89117
  ---------------------------      -----------------------------------------
  Name                             Address                City/State/Zip

  Richard Rockwell Pratt, III      4044 Dorado, Palm Beach Gardens, FL 33418
  ---------------------------      -----------------------------------------
  Name                             Address                City/State/Zip

  Mark A. Winne                    3021 Ocean Port Dr.,  Las Vegas, NV 89117
  ---------------------------      -----------------------------------------
  Name                             Address                City/State/Zip

5. PURPOSE (optional - see reverse side):
   The purpose of the corporation shall be:

----------------------------------------------------------------------------

6. PERSONAL LIABILITY (pursuant to NRS  78.037):
     Check one:    Accept   XX Decline  (if you chose accept see 6(a))
                --          --
  6(a) If you chose accept, please check one:    Limiting    Eliminating
                                              --          --

7. OTHER MATTERS: Any other matters to be included in these articles may be noted on separate pages and incorporated by reference herein as a part of
   these articles:  Number of pages attached       .
                                             ------

8. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signatures must be notarized)

  Hans U. Bothmann
  -----------------------------------    -----------------------------------
  Name (print)                           Name (print)

  7601 W. Laredo, Las Vegas, NV 89117
  -----------------------------------    -----------------------------------
  Address              City/State/Zip    Address              City/State/Zip

  /s/ Hans U. Bothmann
  -----------------------------------    -----------------------------------
  Signature                              Signature

                                         Subscribed and sworn to before
  -----------------------------------    me this 15th day of February, 1996
  Name (print)

  -----------------------------------    /s/ Sondra Walker
  Address              City/State/Zip    -----------------------------------
                                         Notary Public
  -----------------------------------
  Signature


9 CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

  I,  Martin Bothmann       Hereby accept appointment as Resident Agent for
     --------------------   the above named corporation

     /s/ Martin Bothmann                                   02-15-96
     -------------------                                  ------------------
  Signature of Resident Agent                                           Date